SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2023

ORANGE COUNTY BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40711	33-1145559
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

212 Dolson Avenue, Middletown, New York 10940
(Address of principal executive offices) (Zip Code)

(845) 341-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.50	OBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
On December 19, 2023, a notice (the “Notice”) of an impending “blackout period” for trading in the common stock of Orange County Bancorp, Inc. (the “Company”), beginning on January 19, 2024, was issued to executive officers and directors of the Company pursuant Rule 104 of Regulation BTR, promulgated under Section 306(a)(6) of the Sarbanes Oxley Act of 2002.
The blackout period, which is necessary to transfer the assets, recordkeeping and other services related to the Orange County Bancorp, Inc. 401(k) Plan (the “401(k) Plan”) from the current administrator of the Plan, Pentegra Services, Inc., to Empower Retirement, LLC, will begin at 4:00 p.m., Eastern time, on January 19, 2024, and is expected to be completed by the week of February 23, 2024, provided, however, that the blackout period may be extended due to events that are beyond the control of the Company.
Under the Sarbanes-Oxley Act of 2002 and Regulation BTR, the executive officers and directors of the Company will generally be prohibited from engaging in transactions involving Company common stock during this blackout period, including transactions involving shares of Company common stock that are held outside of the 401(k) Plan.
During the blackout period, and for a period of two years after the end date thereof, a security holder or other interested person may obtain, without charge, information regarding the blackout period, including the actual beginning and end dates of the blackout period from, and may direct other inquiries about the blackout period to, Michael Lesler, Senior Vice President and Chief Financial Officer of the Company, at 212 Dolson Avenue, Middletown, New York 10940; telephone number: (845) 341-5111.
A copy of the Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	Number	Description
	99.1	Notice to Directors and Executive Officers of Orange County Bancorp, Inc. Concerning Limitations on Trading In Orange County Bancorp, Inc. Securities
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ORANGE COUNTY BANCORP, INC.

Date: December 19, 2023	By :	/s/ Michael Lesler
Michael Lesler
Senior Vice President and Chief Financial Officer